May 1, 2019

Summary
Prospectus

Victory RS Large Cap Alpha VIP Series

Class I

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports may no longer be sent by mail from the insurance company that issued your variable annuity and variable life insurance contract, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on www.victoryfunds.com. The insurance company that offers your contract may also make these reports available on a website, and such insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

If offered by your insurance company, you may elect to receive all future reports in paper and free of charge from the insurance company. You can inform your insurance company that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all funds available under your contract.

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated May 1, 2019 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com.

Shares are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies issued by life insurance companies. For more information, call your participating insurance company.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

VictoryFunds.com
800-539-FUND
(800-539-3863)

 RS Large Cap Alpha VIP Series Summary

Investment Objective

The Victory RS Large Cap Alpha VIP Series (the "Fund") seeks to provide long-term capital appreciation.

Fund Fees and Expenses

The table below describes the fees and expenses applicable to Class I shares of the Fund. The table does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Fund as an investment option. If these charges were included, overall expenses would be higher. For more information about these fees and charges, refer to the prospectus for the variable annuity contract or variable life insurance policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I Shares
Management Fees	0.50%
Distribution (12b-1) Fees	N/A
Other Expenses	0.12%
Total Annual Fund Operating Expenses	0.62%
Fee Waiver/Expense Reimbursement	-0.07%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[1]	0.55%

1  Victory Capital Management Inc., the Fund's investment adviser ("Adviser"), has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 0.55%through at least April 30, 2020. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund's Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example does not include the fees and charges related to the variable annuity contract or variable life insurance policy that offers the Fund as an investment option. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$56	$191	$339	$768

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 60% of the average value of its portfolio.

Principal Investment Strategy

The Adviser pursues the Fund's investment objective by investing, under normal circumstances, at least 80% of its assets in companies considered by the Adviser (at the time of purchase) to be large-capitalization companies. A company is considered to be large-capitalization if its market capitalization is at least $5 billion. The Fund typically invests in equity securities of U.S. companies but may also invest any portion of its assets in foreign securities, including depositary receipts such as American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

In evaluating investments for the Fund, the Adviser conducts fundamental research to identify companies with improving returns on invested capital. The Adviser seeks to identify the primary economic and value drivers for each company. Research focuses on a company's capital deployment strategy, including decisions about capital expenditures, acquisitions, cost-saving initiatives, and share repurchase/dividend plans, as the Adviser seeks to understand how returns on invested capital may improve over time. Valuation is considered an important part of the process. The Adviser seeks to invest in companies based on its assessment of risk (the possibility of permanent capital impairment) and reward (the future value of the enterprise).

The Fund holds a relatively few number of securities and, as a result of the Adviser's investment process, the Fund's investments may be focused in one or more economic sectors from time to time, including the financials sector.

The Adviser regularly reviews the Fund's investments and will sell securities when the Adviser believes the securities are no longer attractive because (1) of a deterioration in rank of the security in accordance with the Adviser’s process, (2) of price appreciation, (3) of a change in the fundamental outlook of the company or (4) other investments available are considered to be more attractive.

Principal Risks

The Fund's investments are subject to the following principal risks:

Equity Risk – The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected. Price changes may be temporary or last for extended periods.

Limited Portfolio Risk – To the extent the Fund invests its assets in a more limited number of issuers than many other mutual funds, a decline in the market value of a particular security may affect the Fund's value more than if the Fund invested in a larger number of issuers.

Focused Investment Risk – To the extent the Fund focuses in one or more sectors, such as the financials sector, market or economic factors impacting those sectors could have a significant effect on the value of the Fund's investments and could make the Fund's performance more volatile. The values of companies in the financials sector are particularly vulnerable to economic downturns and changes in government regulation and interest rates.

Large Capitalization Stock Risk – The securities of large cap companies may underperform the securities of smaller cap companies or the market as a whole. The growth rate of larger, more established companies may lag those of smaller companies, especially during periods of economic expansion.

Mid Capitalization Stock Risk – Mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Foreign Securities Risk – Foreign securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.

Stock Market Risk – Overall stock market risks may affect the value of the Fund. Factors such as domestic and international economic growth and market conditions, interest rate levels and political events affect the securities markets.

Investment Style Risk – Different types of investment styles, for example growth or value, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, the Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Management Risk – The portfolio manager may not execute the Fund's principal investment strategy effectively.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the the past 10 years. The table compares the Fund’s average annual total returns over the same period to a broad measure of market performance. We assume reinvestment of dividends and distributions.

The returns in the bar chart and performance table do not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Fund. If such fees and expenses were reflected, the returns would be lower than those shown. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information for the Fund is available at https:// www.guardianlife.com/annuities/ prices-and-performance.

Performance information for the periods prior to July 30, 2016 reflects the historical performance of the RS Large Cap Alpha VIP Series, a series of RS Variable Products Trust (the predecessor to the Fund managed by RS Investment Management Co. LLC) (the "predecessor fund"). The Fund's performance has not been restated to reflect any differences in expenses paid by the predecessor fund and those paid by the Fund.

Calendar Year Returns for Class I Shares

(calendar year-end)

Highest Quarter	17.35% (quarter ended September 30, 2009)
Lowest Quarter	-20.96% (quarter ended September 30, 2011)

Average Annual Total Returns (For the Periods Ended December 31, 2018)	1 Year	5 Years	10 Years
Class I Shares	-9.00%	5.56%	10.90%
Indices
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	-8.27%	5.95%	11.18%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-4.38%	8.49%	13.12%

Management of the Fund

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of the Adviser's RS Investments investment franchise.

Investment Team

	Title	Tenure with the Fund
Daniel Lang, M.D.	Chief Investment Officer	Since 2014
Joseph M. Mainelli	Investment Analyst	Since 2012
Robert J. Harris	Director of Investments	Since 2014
Tyler Dann II, CFA	Investment Analyst	Since 2014

Purchase and Sale of Fund Shares

Shares of the Fund are currently offered to certain separate accounts to fund variable annuity contracts and variable life insurance policies issued by insurance companies. Shares of the Fund are not offered directly to the public and investors cannot place orders to purchase or sell shares with the Fund directly. Please refer to the separate account prospectus for information on how to manage your investment options in the Fund and any fees that may apply.

Tax Information

Since the Fund is only offered for investment through a tax-deferred arrangement, such as a variable insurance product, the Fund's distributions are not generally taxable. Such tax-deferred arrangements may be taxed later upon withdrawals of monies from those arrangements.

Payments to Insurance Companies

The Fund, through Victory Capital Advisers, Inc., its distributor ("Distributor"), may pay fees for activities primarily intended to result in the sale of Fund shares to insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. These payments may create a conflict of interest by influencing insurance companies to include the Fund as an underlying investment option in its variable insurance products. Ask your variable products salesperson or visit the insurance company's website for more information.

Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

VVIF-RS-LCAVIP-SUMPRO (05/19)